SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
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                      NEW YORK, NEW YORK 10022-3897
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                                         July 28, 1999


 The Coastal Corporation
 Coastal Tower
 Nine Greenway Plaza
 Houston, TX  77046

                Re:  Offering of Debentures and FELINE PRIDES
                     (Registration Statement No. 333-81095)

 Ladies and gentlemen:

           We have acted as tax counsel to The Coastal Corporation, a corporation organized under the laws of the state of Delaware (the "Company"), in connection with above-captioned registration statement on Form S-3 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering (i) Debentures issued by the Company in connection with the sale of such Debentures to the public (the "Debentures"), (ii) the Company's Common Stock, par value .33 1/3 per share (the "Common Stock") and (iii) FELINE PRIDES consisting of (A) units (referred to as Income PRIDES ) initially comprised of stock purchase contracts (the "Purchase Contracts") and beneficial ownership of Debentures and (B) units (referred to as Growth PRIDES ) initially comprised of Purchase Contracts and beneficial ownership of zero-coupon U.S. Treasury Securities, as described in the Prospectus Supplement dated July 28, 1999, forming a part of such Registration Statement (the "Prospectus Supplement").

           In rendering our opinion, we have participated in the preparation of the Registration Statement and the Prospectus Supplement. Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information, covenants and representations set forth in the Registration Statement, the Prospectus Supplement and certain other documents and the statements and representations made by officers of the Company. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents. We also have assumed that the transactions related to the issuance of the Debentures and the FELINE PRIDES will be consummated in the manner contemplated by the Registration Statement and the Prospectus Supplement.

           In rendering our opinion, we have considered the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, judicial decisions and Internal Revenue Service rulings, all of which are subject to change, which changes may be retroactively applied. A change in the authorities upon which our opinion is based could affect our conclusions. There can be no assurance, moreover, that any of the opinions expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court.

           Based solely upon the foregoing, we are of the opinion that, under current United States federal income tax law:

           (1) The Debentures will be classified as indebtedness of the Company for United States federal income tax purposes, and the Company will be entitled to deduct interest and original issue discount (if any) with respect to the Debentures; and

           (2) Although the discussion set forth in the Prospectus Supplement under the heading "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership, and disposition of Debentures and FELINE PRIDES, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership, and disposition of Debentures and FELINE PRIDES.

           Except as set forth above, we express no opinion to any party as to the tax consequences, whether federal, state, local, or foreign, of the issuance of the Debentures or the FELINE PRIDES or of any transaction related to or contemplated by such issuance. This opinion is furnished to you solely for your benefit in connection with the offering of the Debentures and the FELINE PRIDES and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our prior written consent. We consent to the use of our name under the heading "Legal Matters" in the Prospectus Supplement. We hereby consent to the filing of this opinion with the Commission as Exhibit 8 to the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof, unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.


                                Very truly yours,


                                Skadden, Arps, Slate, Meagher & Flom LLP